                                                                   EXHIBIT 10.65

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***


                              SEVENTH AMENDMENT TO
                             MCI CARRIER AGREEMENT

THIS SEVENTH AMENDMENT IS MADE AS OF THIS 1 DAY OF AUGUST, 1996, BETWEEN MCI TELECOMMUNICATIONS CORPORATION ("MCI") AND ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA (ACCA) ("CUSTOMER"), AN ASSOCIATION OF CARRIERS WHICH ARE SUBJECT TO THE COMMUNICATIONS ACT OF 1934, AS AMENDED, WITH OFFICES LOCATED AT 111 CONGRESS AVENUE, SUITE 3000, AUSTIN, TEXAS 78701.

WHEREAS, CUSTOMER AND MCI ENTERED INTO AN MCI CARRIER AGREEMENT, SIGNED BY MCI ON NOVEMBER 9,1995, AS HERETOFORE AMENDED (AS AMENDED, THE "AGREEMENT"); AND

WHEREAS, CUSTOMER AND MCI DESIRE TO ENTER INTO THIS SEVENTH AMENDMENT FOR THE PURPOSE OF FURTHER AMENDING THE AGREEMENT;

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, CUSTOMER AND MCI AGREE AS FOLLOWS:

     1.   PARAGRAPH 10(B) OF THE AGREEMENT IS HEREBY AMENDED TO READ AS FOLLOWS:

     (b) Customer shall receive a monthly credit equal to [________________ _______________] percent [_____] of Customer's actual monthly usage billing (exclusive of usage in Paragraph 7(h), switched 56kps service) during such monthly billing period. When referenced in this Paragraph 10, actual monthly usage billing shall be calculated after application of all other applicable credits under this Agreement with the exception of the credits set forth in Paragraph 12(b), and shall exclude Additional DeltaCom Usage, domestic interstate MCI Toll Free Service usage from April 1, 1996 onward, MCI International Prism I service from July 1,1996 onward, and usage of MCI services where no rates are listed in this Agreement for the MCI service and where Members pay standard tariffed rates after application of tariffed discounts.


     2. THE WORDS ", AND THE CREDIT LIMIT IN PARAGRAPH 10(B) SHALL HE INCREASED TO [________________________________]" APPEARING AT THE END OF PARAGRAPH 10(C)
ARE HEREBY DELETED.

     3. THE TERMS OF THIS SEVENTH AMENDMENT WILL BECOME EFFECTIVE, UPON EXECUTION AND DELIVERY BY BOTH PARTIES HERETO, AS OF JANUARY 1, 1996.

     4. EXCEPT AS EXPRESSLY PROVIDED IN THIS SEVENTH AMENDMENT, ALL OF THE TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

                               MCI CONFIDENTIAL

     5. THIS SEVENTH AMENDMENT, TOGETHER WITH THE AGREEMENT, IS THE COMPLETE AGREEMENT OF THE PARTIES AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS AND REPRESENTATIONS CONCERNING ITS SUBJECT MATTER.

     6. THIS OFFER WILL REMAIN OPEN AND BE CAPABLE OF BEING ACCEPTED BY CUSTOMER UNTIL AUGUST 1,1996. ANY AND ALL PRIOR OFFERS MADE TO CUSTOMER, WHETHER WRITTEN OR ORAL, SHALL BE SUPERSEDED BY THIS OFFER. ANY FURTHER AMENDMENTS MUST BE IN WRITING AND SIGNED BY BOTH PARTIES.

ASSOCIATED COMMUNICATION                     MCI TELECOMMUNICATION
COMPANIES OF AMERICA (ACCA)                  CORPORATION

/s/ Mike Newkirk                             /s/ Edward W. Smith
-------------------------                    --------------------------------
AUTHORIZED SIGNATURE                         AUTHORIZED SIGNATURE

Mike Newkirk   V.P.                          Edward W. Smith/ Director
-------------------------                    --------------------------------
PRINT NAME AND TITLE                         PRINT NAME AND TITLE

8/1/96                                       8/9/96
-------------------------                    --------------------------------
DATE                                         DATE


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